UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4282

Name of Fund: Merrill Lynch Natural Resources Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
      Natural Resources Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/04

Date of reporting period: 08/01/03 - 07/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Natural Resources Trust

Annual Report
July 31, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Natural Resources Trust

Portfolio Information as of July 31, 2004

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Murphy Oil Corporation ..............................................    5.2%
EnCana Corp. ........................................................    4.4
EOG Resources, Inc. .................................................    4.2
Devon Energy Corporation ............................................    3.5
Apache Corporation ..................................................    3.0
BJ Services Company .................................................    2.7
Exxon Mobil Corporation .............................................    2.0
Talisman Energy Inc. ................................................    1.7
Burlington Resources Inc. ...........................................    1.7
ConocoPhillips ......................................................    1.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector Representation of                                              Percent of
Equity Holdings                                                       Net Assets
--------------------------------------------------------------------------------
Energy ..............................................................    79.6%
Materials ...........................................................    11.3
Utilities ...........................................................     1.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Percent of
Geographic Allocation                                                Net Assets*
--------------------------------------------------------------------------------
United States .......................................................    58.5%
Canada ..............................................................    24.1
France ..............................................................     2.6
China ...............................................................     1.5
Australia ...........................................................     1.3
Italy ...............................................................     1.3
Hong Kong ...........................................................     1.1
South Africa ........................................................     1.1
United Kingdom ......................................................     0.4
Brazil ..............................................................     0.4
--------------------------------------------------------------------------------
*     Total may not equal 100%.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Trust offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2       MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004

A Letter From the President

Dear Shareholder

The year is more than half behind us, and it seems appropriate to take a step back and put 2004 into context. In recent months, the Federal Reserve Board (the
Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. In a much-anticipated move, the Fed raised the Federal Funds rate 25 basis points (.25%) on June 30, representing the first interest rate increase in four years. Shortly after period-end, the Fed announced an additional 25 basis point interest rate hike, bringing the target short-term interest rate to 1.50% -- still low by historical standards. The Fed has been very deliberate in telegraphing its intention to take a "measured" approach to interest rate increases in order to avoid upsetting the economy or the financial markets. Still, the Fed has stated that it may move more aggressively if inflation and economic growth accelerate more than anticipated.

While inflation has moved up on a cyclical basis, this is an indication that the Fed has been successful in avoiding deflation -- just as it set out to do a year ago. The challenge now is to normalize interest rates in order to keep inflation within acceptable limits. The futures curve currently projects further increases in short-term interest rates before year-end.

In addition to the Fed policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election. Notwithstanding these concerns, equities were due for a pause given that the Standard & Poor's 500 (S&P 500) Index rose nearly 50% between its March 2003 low and the highs of early 2004. Under the circumstances, the market decline in recent months has been minor. For the six-month and 12-month periods ended July 31, 2004, the S&P 500 Index returned -1.78% and +13.17%, respectively. Supporting the stock market, despite the aforementioned uncertainties, was continued strong corporate earnings growth. Company reports have continued to surprise investors, in many cases still exceeding consensus earnings forecasts.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Trustee


        MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004           3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Trust significantly outperformed the benchmark S&P 500 Index for the fiscal year, benefiting primarily from strong fundamentals in the energy sector.

How did Merrill Lynch Natural Resources Trust perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended July 31, 2004, Merrill Lynch Natural Resources Trust's Class A, Class B, Class C and Class I Shares posted total returns of +37.18%, +36.16%, +36.18% and +37.51%, respectively. (Trust results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Trust's benchmark, the Standard & Poor's 500 (S&P 500) Index, returned +13.17%, and its comparable Lipper category of Natural Resources Funds had an average return of +41.16%. (Funds in this Lipper category invest at least 65% of their equity assets in natural resources stocks.)

The Trust's holdings are diversified across several natural resources subsectors. As a result, its performance lagged the Lipper Natural Resources Funds category average, as the Lipper group includes funds that invest only in companies in specific industries, such as energy services and energy-focused funds, which generally outperformed diversified natural resources funds. The Trust's overweight in natural gas stocks also detracted somewhat from performance, as natural gas prices declined toward the end of the 12-month period because of lower demand for electricity generation due to mild spring and summer temperatures. Crude oil prices rose significantly in the spring and summer of 2004, topping $40 per barrel late in the period. Rising oil demand, particularly from China and other emerging markets, has pushed world oil production to record levels, and limited spare capacity remains to handle any disruptions to production. The Trust's emphasis on companies in the energy equipment and services and the exploration and production subsectors provided for attractive returns compared to the S&P 500 Index, which measures the performance of the broader stock market. Among the 10 industries in the S&P 500 Index, the returns of the energy and materials sectors ranked first and fourth, respectively, over the past 12 months.

Individual stocks that contributed meaningfully to relative performance were BJ Services Co., Smith International Inc., National Oilwell Inc. and Technip S.A. (all in the energy equipment and services subsector) and two oil and gas stocks, Murphy Oil Corp. and EOG Resources Inc., which rose after the companies' drilling efforts resulted in the discovery of new sources of oil and natural gas.

Conversely, stock selection in energy equipment and services detracted from performance versus the benchmark, although the negative impact was negligible compared to the positive attribution provided by our overweighting in this sector.

What changes were made to the portfolio during the year?

We continue to position the Trust to benefit from the very tight supply-and-demand dynamics in the North American natural gas market, and from increased oil and gas drilling activity that we believe will result from capacity constraints in the oil and gas market. Toward the end of the period, we initiated positions in three natural gas exploration and production companies in Canada. Natural gas production has declined nearly 3% over the past year. Given the supply constraints, we believe there is the potential for price spikes during the upcoming winter heating season, and we maintain the Trust's emphasis in this sector.

We also established positions in several oil service and production companies late in the period. New holdings included Transocean Inc., a deepwater driller, and Varco International, Inc., an oil equipment manufacturer.

We sold our positions in several Canadian oil and gas production companies that had appreciated after the companies announced they would convert into income trusts. While income trusts offer attractive yields, production growth is limited and the trust structure includes some liability provisions that could make unitholders legally responsible for the actions of the trust. We also sold Canadian Superior Energy, Inc. following the company's disappointing exploration results for a major project off of Canada's east coast.


4       MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004

How would you characterize the Trust's position at the close of the period?

Given minimal spare global oil production capacity, we maintain the Trust's focus on oil and gas production companies, as we believe current valuations reflect oil and gas prices that are below those prevailing in the commodity markets. The North American natural gas sector also continues to be one of our prime areas of investment, as there has been minimal additional production despite increased drilling activity. At the end of the period, natural gas prices remained above $5 per thousand cubic feet despite benign summer weather conditions. We believe gas prices have the potential to rise further if there is increased heating demand resulting from below-normal temperatures during the upcoming winter months.

As of July 31, 2004, approximately 92% of the Trust's net assets was invested in stocks and 8% in cash equivalents. Nearly 80% of net assets was in energy-related companies, and roughly 9% was invested in precious metals and diversified metals and mining companies.

Robert M. Shearer
Vice President and Portfolio Manager

August 17, 2004


        MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004           5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Trust through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                        10-Year/
                                                       6-Month         12-Month     Since Inception
As of July 31, 2004                                  Total Return    Total Return     Total Return
===================================================================================================
ML Natural Resources Trust Class A Shares*              +14.46%         +37.18%         +113.93%
---------------------------------------------------------------------------------------------------
ML Natural Resources Trust Class B Shares*              +14.02          +36.16          +101.23
---------------------------------------------------------------------------------------------------
ML Natural Resources Trust Class C Shares*              +14.03          +36.18          + 98.03
---------------------------------------------------------------------------------------------------
ML Natural Resources Trust Fund Class I Shares*         +14.59          +37.51          +123.21
---------------------------------------------------------------------------------------------------
S&P 500(R) Index**                                      - 1.78          +13.17      +186.30/+180.31
---------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Trust's 10-year/since inception periods are 10 years for Class B & Class I Shares and from 10/21/94 for Class A & Class C Shares.
** This unmanaged Index covers the 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Ten-year/since inception total returns are for 10 years and from 10/21/94, respectively.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6       MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Trust's Class A Shares and Class C Shares compared to growth of an investment in the S&P 500 Index. Values are from October 21, 1994 to July 2004:

                                               10/21/94**     7/95           7/96            7/97           7/98           7/99
ML Natural Resources Trust+--
Class A Shares*                                $ 9,475        $ 9,942        $10,345         $12,172        $ 8,868        $10,868

ML Natural Resources Trust+--
Class C Shares*                                $10,000        $10,426        $10,760         $12,564        $ 9,073        $11,041

                                               7/00           7/01           7/02            7/03           7/04
ML Natural Resources Trust+--
Class A Shares*                                $11,928        $13,577        $12,784         $14,776        $20,270

ML Natural Resources Trust+--
Class C Shares*                                $12,018        $13,571        $12,687         $14,541        $19,803

                                               10/31/94       7/95           7/96            7/97           7/98           7/99
S&P 500 Index++                                $10,000        $12,347        $14,393         $21,897        $26,120        $31,397

                                               7/00           7/01           7/02            7/03           7/04
S&P 500 Index++                                $34,215        $29,312        $22,386         $24,768        $28,031

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Trust invests primarily in equity securities of domestic and foreign companies with substantial natural resource assets.
++ This unmanaged Index covers the 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 7/31/04                               +37.18%         +29.98%
--------------------------------------------------------------------------------
Five Years Ended 7/31/04                             +13.28          +12.06
--------------------------------------------------------------------------------
Inception (10/21/94)
through 7/31/04                                      + 8.09          + 7.50
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                     Return          Return
                                                  Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 7/31/04                               +36.18%         +35.18%
--------------------------------------------------------------------------------
Five Years Ended 7/31/04                             +12.39          +12.39
--------------------------------------------------------------------------------
Inception (10/21/94)
through 7/31/04                                      + 7.24          + 7.24
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


        MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004           7

[LOGO] Merrill Lynch Investment Managers

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Trust's Class B Shares and Class I Shares compared to growth of an investment in the S&P 500 Index. Values are from July 1994 to July 2004:

                                               7/94           7/95           7/96            7/97           7/98
ML Natural Resources Trust+--
Class B Shares*                                $10,000        $10,595        $10,941         $12,770        $ 9,225

ML Natural Resources Trust+--
Class I Shares*                                $ 9,475        $10,143        $10,583         $12,483        $ 9,113

                                               7/99           7/00           7/01            7/02           7/03           7/04
ML Natural Resources Trust+--
Class B Shares*                                $11,223        $12,211        $13,791         $12,889        $14,779        $20,123

ML Natural Resources Trust+--
Class I Shares*                                $11,201        $12,319        $14,056         $13,274        $15,381        $21,149

                                               7/94           7/95           7/96            7/97           7/98
S&P 500 Index++                                $10,000        $12,611        $14,700         $22,365        $26,678

                                               7/99           7/00           7/01            7/02           7/03           7/04
S&P 500 Index++                                $32,068        $34,946        $29,938         $22,864        $25,298        $28,630

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ The Trust invests primarily in equity securities of domestic and foreign companies with substantial natural resource assets.
++ This unmanaged Index covers the 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                                     Return          Return
                                                  Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 7/31/04                               +36.16%         +32.16%
--------------------------------------------------------------------------------
Five Years Ended 7/31/04                             +12.39          +12.14
--------------------------------------------------------------------------------
Ten Years Ended 7/31/04                              + 7.24          + 7.24
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 7/31/04                               +37.51%         +30.29%
--------------------------------------------------------------------------------
Five Years Ended 7/31/04                             +13.56          +12.34
--------------------------------------------------------------------------------
Ten Years Ended 7/31/04                              + 8.36          + 7.78
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


8       MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004

Disclosure of Expenses

Shareholders of this Trust may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Trust expenses. The following example (which is based on a hypothetical investment of $1,000 invested on February 1, 2004 and held through July 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Trust and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Trust's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Trust and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                 Expenses Paid
                                                   Beginning              Ending               During the Period*
                                                 Account Value         Account Value            February 1, 2004
                                               February 1, 2004        July 31, 2004            to July 31, 2004
=================================================================================================================
Actual
=================================================================================================================
Class A                                              $1,000              $1,144.60                   $ 6.58
-----------------------------------------------------------------------------------------------------------------
Class B                                              $1,000              $1,140.20                   $10.67
-----------------------------------------------------------------------------------------------------------------
Class C                                              $1,000              $1,140.30                   $10.67
-----------------------------------------------------------------------------------------------------------------
Class I                                              $1,000              $1,145.90                   $ 5.24
=================================================================================================================
Hypothetical (5% annual return before expenses)**
=================================================================================================================
Class A                                              $1,000              $1,018.80                   $ 6.19
-----------------------------------------------------------------------------------------------------------------
Class B                                              $1,000              $1,014.96                   $10.05
-----------------------------------------------------------------------------------------------------------------
Class C                                              $1,000              $1,014.96                   $10.05
-----------------------------------------------------------------------------------------------------------------
Class I                                              $1,000              $1,020.04                   $ 4.94
-----------------------------------------------------------------------------------------------------------------

* For each class of the Trust, expenses are equal to the annualized expense ratio for the class (1.23% for Class A, 2.00% for Class B, 2.00% for Class C and .98% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half-year divided by 365.


        MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004           9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments

                                                                                                                         Value
Country                   Industry*                          Shares Held     Common Stocks                         (in U.S. dollars)
====================================================================================================================================
Australia--1.3%           Metals & Mining--1.3%                  153,800     Alumina Limited                         $    558,995
                                                                 120,000     Newcrest Mining Limited                    1,194,992
                                                                 153,800     WMC Resources Limited                        560,072
                                                                                                                     ------------
                                                                                                                        2,314,059
                          ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Australia           2,314,059
====================================================================================================================================
Brazil--0.4%              Metals & Mining--0.4%                   12,000     Companhia Vale do Rio Doce (ADR) (a)         646,800
                          ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Brazil                646,800
====================================================================================================================================
Canada--24.1%             Canadian Independents--17.9%           225,000    +Atlas Energy Ltd.                            580,700
                                                                 455,000    +Blizzard Energy Inc.                         619,676
                                                                  42,400     Canadian Natural Resources Ltd.            1,411,738
                                                                 120,000    +Clear Energy Inc.                            334,086
                                                                 201,000    +Compton Petroleum Corporation              1,202,370
                                                                 136,000    +Crew Energy Inc.                             593,529
                                                                  58,453    +Cyries Energy Inc.                           264,336
                                                                 219,500    +Devlan Exploration Inc.                      495,485
                                                                 173,661     EnCana Corp.                               7,696,488
                                                                  38,800     Husky Energy Inc.                            842,272
                                                                 118,000    +Ketch Resources Ltd.                       1,105,418
                                                                  28,600     Nexen Inc.                                 1,100,745
                                                                  21,000     Niko Resources Ltd.                          600,451
                                                                  47,500    +Paramount Resources Ltd.                     597,950
                                                                  23,600     Penn West Petroleum Ltd.                   1,189,944
                                                                  50,800     Petro-Canada                               2,371,813
                                                                  79,453    +ProEx Energy Ltd.                            352,726
                                                                 210,918    +Rider Resources Ltd.                         660,210
                                                                 483,000    +StarPoint Energy Ltd.                      1,722,664
                                                                  97,800     Suncor Energy, Inc.                        2,824,352
                                                                 256,500    +TUSK Energy Inc.                             883,950
                                                                 129,600     Talisman Energy Inc.                       3,076,659
                                                                 236,788    +Thunder Energy Inc.                        1,222,247
                                                                                                                     ------------
                                                                                                                       31,749,809
                          ----------------------------------------------------------------------------------------------------------
                          Gold Mines--0.2%                       165,000    +Crystallex International Corporation         403,499
                          ----------------------------------------------------------------------------------------------------------
                          Metals & Mining--3.1%                   29,100     Alcan Inc.                                 1,152,942
                                                                  33,000     Barrick Gold Corporation                     631,196
                                                                  48,000    +Canico Resource Corp.                        477,472
                                                                 354,500    +Eldorado Gold Corporation                    880,248
                                                                  65,400    +Glamis Gold Ltd.                           1,040,790
                                                                 211,000    +Northern Orion Resources Inc.                462,009
                                                                  47,800     Placer Dome Inc.                             761,059
                                                                                                                     ------------
                                                                                                                        5,405,716
                          ----------------------------------------------------------------------------------------------------------
                          Oil & Gas Drilling--2.0%               453,100    +Drillers Technology Corp.                    337,524
                                                                  50,500     Ensign Resource Service Group, Inc.          836,347
                                                                  41,500    +Precision Drilling Corporation             2,060,948
                                                                   7,300    +Precision Drilling Corporation               363,029
                                                                                                                     ------------
                                                                                                                        3,597,848
                          ----------------------------------------------------------------------------------------------------------
                          Oil & Gas Services &                   106,300    +Tesco Corporation                            959,020
                          Equipment--0.5%
                          ----------------------------------------------------------------------------------------------------------
                          Paper--0.4%                             51,400     Domtar, Inc.                                 667,156
                          ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Canada             42,783,048
                          ==========================================================================================================


10      MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004

                                                                                                                         Value
Country                   Industry*                          Shares Held     Common Stocks                         (in U.S. dollars)
====================================================================================================================================
China--1.5%               Metals & Mining--1.5%                   52,300     Aluminum Corporation of China
                                                                             Limited (ADR) (a)                       $  2,730,060
                          ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in China               2,730,060
====================================================================================================================================
France--2.6%              Oil & Gas Exploration &                 24,200     Total SA (ADR) (a)                         2,355,870
                          Production--1.3%
                          ----------------------------------------------------------------------------------------------------------
                          Oil & Gas Services &                    62,675     Technip-Coflexip SA (ADR) (a)              2,199,893
                          Equipment--1.3%
                          ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in France              4,555,763
====================================================================================================================================
Hong Kong--1.1%           Oil & Gas Exploration &                 39,300     CNOOC Limited (ADR) (a)(d)                 1,887,579
                          Production--1.1%
                          ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Hong Kong           1,887,579
====================================================================================================================================
Italy--1.3%               Integrated Oil & Gas--0.4%               7,400     ENI SpA (ADR) (a)                            760,128
                          ----------------------------------------------------------------------------------------------------------
                          Oil & Gas Drilling--0.9%               158,800     Saipem SpA                                 1,512,292
                          ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Italy               2,272,420
====================================================================================================================================
South Africa--1.1%        Paper--1.1%                            128,500     Sappi Limited (ADR) (a)                    1,873,530
                          ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in South Africa        1,873,530
====================================================================================================================================
United Kingdom--0.4%      Integrated Oil & Gas--0.4%              13,000     BP Amoco PLC (ADR) (a)                       732,680
                          ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the United
                                                                             Kingdom                                      732,680
====================================================================================================================================
United States--58.5%      Chemicals--0.4%                         18,000     Praxair, Inc.                                710,100
                          ----------------------------------------------------------------------------------------------------------
                          Energy Equipment & Service--0.6%        45,000    +Varco International, Inc.                  1,087,650
                          ----------------------------------------------------------------------------------------------------------
                          Integrated Oil & Gas--11.1%             30,987     ChevronTexaco Corporation                  2,963,907
                                                                  37,629     ConocoPhillips                             2,964,036
                                                                  76,828     Exxon Mobil Corporation                    3,557,136
                                                                  25,700     Marathon Oil Corporation                     968,119
                                                                 119,400     Murphy Oil Corporation                     9,234,396
                                                                                                                     ------------
                                                                                                                       19,687,594
                          ----------------------------------------------------------------------------------------------------------
                          Metals & Mining--2.9%                   22,900     Alcoa Inc.                                   733,487
                                                                  17,400     Arch Coal, Inc.                              587,598
                                                                  32,900     CONSOL Energy Inc.                         1,179,136
                                                                  18,100     Newmont Mining Corporation                   732,507
                                                                  33,600     Peabody Energy Corporation                 1,887,648
                                                                                                                     ------------
                                                                                                                        5,120,376
                          ----------------------------------------------------------------------------------------------------------
                          Oil & Gas Drilling--7.5%                71,200     ENSCO International Incorporated           2,143,832
                                                                  43,622     GlobalSantaFe Corporation                  1,195,243
                                                                  45,900     Helmerich & Payne, Inc.                    1,162,188
                                                                  33,300    +Nabors Industries, Ltd.                    1,548,450
                                                                  64,000    +National-Oilwell, Inc.                     2,140,800
                                                                  43,700    +Noble Corporation                          1,692,064
                                                                  29,800     Patterson-UTI Energy, Inc.                   543,254
                                                                  82,000    +Rowan Companies, Inc.                      2,002,440
                                                                  28,000    +Transocean Inc.                              795,200
                                                                                                                     ------------
                                                                                                                       13,223,471
                          ----------------------------------------------------------------------------------------------------------
                          Oil & Gas Exploration &                  5,500     Anadarko Petroleum Corporation               328,845
                          Production--21.0%                      112,560     Apache Corporation                         5,237,417
                                                                  78,594     Burlington Resources Inc.                  2,999,933
                                                                  55,000     Chesapeake Energy Corporation                844,250
                                                                  24,394    +Cimarex Energy Co.                           793,537
                                                                  90,199     Devon Energy Corporation                   6,267,929
                                                                 117,400     EOG Resources, Inc.                        7,460,770
                                                                  84,000    +Energy Partners, Ltd.                      1,313,760
                                                                  45,800    +Forest Oil Corporation                     1,295,682
                                                                  23,922     Kerr-McGee Corporation                     1,255,905
                                                                  15,500    +Newfield Exploration Company                 915,585


        MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004          11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)

                                                                                                                         Value
Country                   Industry*                          Shares Held     Common Stocks                         (in U.S. dollars)
====================================================================================================================================
United States             Oil & Gas Exploration &                 25,800     Noble Energy, Inc.                      $  1,426,998
(concluded)               Production (concluded)                  75,700     Pioneer Natural Resources Company          2,728,985
                                                                  50,300     Pogo Producing Company                     2,232,314
                                                                  39,700     Unocal Corporation                         1,538,772
                                                                  22,000     XTO Energy, Inc.                             657,800
                                                                                                                     ------------
                                                                                                                       37,298,482
                          ----------------------------------------------------------------------------------------------------------
                          Oil & Gas Services &                    97,300     BJ Services Company                        4,831,918
                          Equipment--12.4%                        62,100     Baker Hughes Incorporated                  2,502,630
                                                                  31,600    +Cooper Cameron Corporation                 1,614,444
                                                                  91,000    +FMC Technologies, Inc.                     2,730,000
                                                                  32,800    +Grant Prideco, Inc.                          619,592
                                                                  27,000     Halliburton Company                          857,250
                                                                  23,700    +Lone Star Technology                         789,684
                                                                  82,500    +Oil States International, Inc.             1,357,950
                                                                  24,600     Schlumberger Limited                       1,582,272
                                                                  47,000    +Smith International, Inc.                  2,739,160
                                                                  48,925    +Weatherford International Ltd.             2,288,712
                                                                                                                     ------------
                                                                                                                       21,913,612
                          ----------------------------------------------------------------------------------------------------------
                          Refining, Marketing &                   29,200     Valero Energy Corporation                  2,187,664
                          Transportation--1.2%
                          ----------------------------------------------------------------------------------------------------------
                          Utilities--1.4%                         49,200     Equitable Resources, Inc.                  2,522,976
                          ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the United
                                                                             States                                   103,751,925
                          ==========================================================================================================
                                                                             Total Investments in Common Stocks
                                                                             (Cost--$98,522,621)--92.3%               163,547,864
                          ==========================================================================================================

                                                     Beneficial Interest     Short-Term Securities
                          ==========================================================================================================
                                                             $13,962,521     Merrill Lynch Liquidity Series, LLC
                                                                             Cash Sweep Series I (b)                   13,962,521
                                                                  96,000     Merrill Lynch Liquidity Series, LLC
                                                                             Money Market Series (b)(c)                    96,000
                          ----------------------------------------------------------------------------------------------------------
                                                                             Total Investments in Short-Term
                                                                             Securities (Cost--$14,058,521)--7.9%      14,058,521
====================================================================================================================================
                          Total Investments (Cost--$112,581,142**)--100.2%                                            177,606,385

                          Liabilities in Excess of Other Assets--(0.2%)                                                  (389,599)
                                                                                                                     ------------
                          Net Assets--100.0%                                                                         $177,216,786
                                                                                                                     ============

* For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
** The cost and unrealized appreciation/depreciation of investments as of July 31, 2004, as computed for federal income tax purposes, were as follows:

      -------------------------------------------------------------------------
      Aggregate cost .........................................     $112,725,027
                                                                   ============
      Gross unrealized appreciation ..........................     $ 65,429,627
      Gross unrealized depreciation ..........................         (548,269)
                                                                   ------------
      Net unrealized appreciation ............................     $ 64,881,358
                                                                   ============

+     Non-income producing security.
(a)   American Depositary Receipts (ADR).
(b) Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                                       Interest/
                                                           Net         Dividend
      Affiliate                                         Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                            $ 9,720,926      $118,201

      Merrill Lynch Liquidity Series, LLC
       Money Market Series                            $(6,489,283)     $  6,556

      Merrill Lynch Premier Institutional Fund         (4,390,189)     $  2,761
      --------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d)   Security, or a portion of security, is on loan.

      See Notes to Financial Statements.


12      MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004

Statement of Assets and Liabilities

As of July 31, 2004
===========================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------
                       Investments, in unaffiliated securities, at value (including
                        securities loaned of $96,060) (identified cost--$98,522,621) ...                      $ 163,547,864
                       Investments, in affiliated securities, at value (identified
                        cost--$14,058,521) .............................................                         14,058,521
                       Foreign cash (cost--$20) ........................................                                 11
                       Receivables:
                          Beneficial interest sold .....................................    $     223,093
                          Dividends ....................................................           50,988
                          Interest from affiliates .....................................           12,094
                          Securities lending--net ......................................               16           286,191
                                                                                            -------------
                       Prepaid expenses and other assets ...............................                             24,945
                                                                                                              -------------
                       Total assets ....................................................                        177,917,532
                                                                                                              -------------
===========================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value .......................                             96,000
                       Payables:
                          Beneficial interest redeemed .................................          212,250
                          Securities purchased .........................................          143,664
                          Investment adviser ...........................................           99,543
                          Distributor ..................................................           67,681
                          Other affiliates .............................................           39,958           563,096
                                                                                            -------------
                       Accrued expenses ................................................                             41,650
                                                                                                              -------------
                       Total liabilities ...............................................                            700,746
                                                                                                              -------------
===========================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------
                       Net assets ......................................................                      $ 177,216,786
                                                                                                              =============
===========================================================================================================================
Net Assets Consist of
---------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ....................................                      $     266,609
                       Class B Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ....................................                            126,874
                       Class C Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ....................................                            107,788
                       Class I Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ....................................                            120,072
                       Paid-in capital in excess of par ................................                        119,649,526
                       Accumulated investment loss--net ................................    $     (26,699)
                       Accumulated realized capital losses on investments and foreign
                        currency transactions--net .....................................       (8,052,339)
                       Unrealized appreciation on investments and foreign currency
                        transactions--net ..............................................       65,024,955
                                                                                            -------------
                       Total accumulated earnings--net .................................                         56,945,917
                                                                                                              -------------
                       Net Assets ......................................................                      $ 177,216,786
                                                                                                              =============
===========================================================================================================================
Net Asset Value
---------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $77,035,145 and 2,666,086 shares
                        of beneficial interest outstanding .............................                      $       28.89
                                                                                                              =============
                       Class B--Based on net assets of $35,398,659 and 1,268,735 shares
                        of beneficial interest outstanding .............................                      $       27.90
                                                                                                              =============
                       Class C--Based on net assets of $29,694,548 and 1,077,880 shares
                        of beneficial interest outstanding .............................                      $       27.55
                                                                                                              =============
                       Class I--Based on net assets of $35,088,434 and 1,200,715 shares
                        of beneficial interest outstanding .............................                      $       29.22
                                                                                                              =============

      See Notes to Financial Statements.


        MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004          13

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended July 31, 2004
===========================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $84,558 foreign withholding tax) ..............                      $   1,384,491
                       Interest from affiliates ........................................                            118,201
                       Securities lending--net .........................................                              9,317
                                                                                                              -------------
                       Total income ....................................................                          1,512,009
                                                                                                              -------------
===========================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ........................................    $     890,482
                       Account maintenance & distribution fees--Class B ................          302,748
                       Account maintenance & distribution fees--Class C ................          205,160
                       Account maintenance fees--Class A ...............................          166,306
                       Transfer agent fees--Class A ....................................          102,813
                       Accounting services .............................................           97,856
                       Professional fees ...............................................           54,815
                       Transfer agent fees--Class B ....................................           54,282
                       Trustees' fees and expenses .....................................           53,849
                       Registration fees ...............................................           50,184
                       Transfer agent fees--Class I ....................................           48,041
                       Printing and shareholder reports ................................           47,060
                       Transfer agent fees--Class C ....................................           36,411
                       Custodian fees ..................................................           26,944
                       Pricing fees ....................................................            3,545
                       Other ...........................................................           30,810
                                                                                            -------------
                       Total expenses ..................................................                          2,171,306
                                                                                                              -------------
                       Investment loss--net ............................................                           (659,297)
                                                                                                              -------------
===========================================================================================================================
Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net
---------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) from:
                          Investments--net .............................................        4,417,251
                          Foreign currency transactions--net ...........................          (35,238)        4,382,013
                                                                                            -------------
                       Change in unrealized appreciation/depreciation from:
                          Investments--net .............................................       41,939,254
                          Foreign currency transactions--net ...........................            1,363        41,940,617
                                                                                            -------------------------------
                       Total realized and unrealized gain on investments and foreign
                        currency transactions--net .....................................                         46,322,630
                                                                                                              -------------
                       Net Increase in Net Assets Resulting from Operations ............                      $  45,663,333
                                                                                                              =============

      See Notes to Financial Statements.


14      MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004

Statements of Changes in Net Assets

                                                                                                   For the Year Ended
                                                                                                        July 31,
                                                                                            -------------------------------
Increase (Decrease) in Net Assets:                                                               2004              2003
===========================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------
                       Investment loss--net ............................................    $    (659,297)    $    (387,282)
                       Realized gain (loss) on investments and foreign currency
                        transactions--net ..............................................        4,382,013        (3,957,602)
                       Change in unrealized appreciation/depreciation on investments and
                        foreign currency transactions--net .............................       41,940,617        19,395,897
                                                                                            -------------------------------
                       Net increase in net assets resulting from operations ............       45,663,333        15,051,013
                                                                                            -------------------------------
===========================================================================================================================
Beneficial Interest Transactions
---------------------------------------------------------------------------------------------------------------------------
                       Net increase (decrease) in net assets derived from beneficial
                        interest transactions ..........................................       15,860,656        (3,305,952)
                                                                                            -------------------------------
===========================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ....................................       61,523,989        11,745,061
                       Beginning of year ...............................................      115,692,797       103,947,736
                                                                                            -------------------------------
                       End of year* ....................................................    $ 177,216,786     $ 115,692,797
                                                                                            ===============================
                          * Accumulated investment loss--net ...........................    $     (26,699)    $     (20,922)
                                                                                            ===============================

      See Notes to Financial Statements.


        MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004          15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                                              Class A
The following per share data and ratios have been derived       ------------------------------------------------------------------
from information provided in the financial statements.                               For the Year Ended July 31,
                                                                ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2004           2003+          2002+          2001+         2000+
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...   $ 21.06        $ 18.22        $ 19.35        $ 17.00       $ 15.51
                                                                ------------------------------------------------------------------
                       Investment loss--net** ...............      (.06)          (.03)          (.03)          (.03)         (.01)
                       Realized and unrealized gain (loss) on
                        investments and foreign currency
                        transactions--net ...................      7.89           2.87          (1.10)          2.38          1.52
                                                                ------------------------------------------------------------------
                       Total from investment operations .....      7.83           2.84          (1.13)          2.35          1.51
                                                                ------------------------------------------------------------------
                       Less dividends in excess of investment
                        income--net .........................        --             --             --             --          (.02)
                                                                ------------------------------------------------------------------
                       Net asset value, end of year .........   $ 28.89        $ 21.06        $ 18.22        $ 19.35       $ 17.00
                                                                ==================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...     37.18%         15.59%         (5.84%)        13.82%         9.75%
                                                                ==================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses .............................      1.25%          1.38%          1.45%          1.37%         1.42%
                                                                ==================================================================
                       Investment loss--net .................      (.23%)         (.17%)         (.14%)         (.13%)        (.05%)
                                                                ==================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $77,035        $56,094        $52,946        $59,220       $52,366
                                                                ==================================================================
                       Portfolio turnover ...................     10.96%         18.26%         49.77%         40.08%        51.36%
                                                                ==================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


16      MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004

                                                                                              Class B
The following per share data and ratios have been derived       ------------------------------------------------------------------
from information provided in the financial statements.                              For the Year Ended July 31,
                                                                ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2004           2003           2002           2001          2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...   $ 20.49        $ 17.87        $ 19.12        $ 16.93       $ 15.56
                                                                ------------------------------------------------------------------
                       Investment loss--net** ...............      (.25)          (.18)          (.17)          (.19)         (.14)
                       Realized and unrealized gain (loss) on
                        investments and foreign currency
                        transactions--net ...................      7.66           2.80          (1.08)          2.38          1.51
                                                                ------------------------------------------------------------------
                       Total from investment operations .....      7.41           2.62          (1.25)          2.19          1.37
                                                                ------------------------------------------------------------------
                       Net asset value, end of year .........   $ 27.90        $ 20.49        $ 17.87        $ 19.12       $ 16.93
                                                                ==================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...     36.16%         14.66%         (6.54%)        12.94%         8.80%
                                                                ==================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses .............................      2.02%          2.16%          2.23%          2.16%         2.21%
                                                                ==================================================================
                       Investment loss--net .................     (1.00%)         (.96%)         (.91%)         (.93%)        (.85%)
                                                                ==================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $35,399        $23,829        $24,468        $35,525       $19,223
                                                                ==================================================================
                       Portfolio turnover ...................     10.96%         18.26%         49.77%         40.08%        51.36%
                                                                ==================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


        MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004          17

[LOGO] Merrill Lynch Investment Managers

                                                                                              Class C
The following per share data and ratios have been derived       ------------------------------------------------------------------
from information provided in the financial statements.                              For the Year Ended July 31,
                                                                ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2004           2003           2002           2001          2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...   $ 20.23        $ 17.65        $ 18.88        $ 16.72       $ 15.36
                                                                ------------------------------------------------------------------
                       Investment loss--net** ...............      (.25)          (.18)          (.17)          (.19)         (.14)
                       Realized and unrealized gain (loss) on
                        investments and foreign currency
                        transactions--net ...................      7.57           2.76          (1.06)          2.35          1.50
                                                                ------------------------------------------------------------------
                       Total from investment operations .....      7.32           2.58          (1.23)          2.16          1.36
                                                                ------------------------------------------------------------------
                       Net asset value, end of year .........   $ 27.55        $ 20.23        $ 17.65        $ 18.88       $ 16.72
                                                                ==================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...     36.18%         14.62%         (6.51%)        12.92%         8.85%
                                                                ==================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses .............................      2.02%          2.16%          2.24%          2.17%         2.21%
                                                                ==================================================================
                       Investment loss--net .................     (1.01%)         (.96%)         (.93%)         (.99%)        (.86%)
                                                                ==================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $29,695        $11,789        $ 8,129        $ 9,050       $ 1,782
                                                                ==================================================================
                       Portfolio turnover ...................     10.96%         18.26%         49.77%         40.08%        51.36%
                                                                ==================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


18      MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004

Financial Highlights (concluded)

                                                                                              Class I
The following per share data and ratios have been derived       ------------------------------------------------------------------
from information provided in the financial statements.                               For the Year Ended July 31,
                                                                ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2004           2003+          2002+          2001+         2000+
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...   $ 21.25        $ 18.34        $ 19.42        $ 17.02       $ 15.52
                                                                ------------------------------------------------------------------
                       Investment income--net** .............        --++          .01            .02            .02           .03
                       Realized and unrealized gain (loss) on
                        investments and foreign currency
                        transactions--net ...................      7.97           2.90          (1.10)          2.38          1.51
                                                                ------------------------------------------------------------------
                       Total from investment operations .....      7.97           2.91          (1.08)          2.40          1.54
                                                                ------------------------------------------------------------------
                       Less dividends in excess of investment
                        income--net .........................        --             --             --             --          (.04)
                                                                ------------------------------------------------------------------
                       Net asset value, end of year .........   $ 29.22        $ 21.25        $ 18.34        $ 19.42       $ 17.02
                                                                ==================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...     37.51%         15.87%         (5.56%)        14.10%         9.98%
                                                                ==================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses .............................      1.00%          1.12%          1.20%          1.13%         1.16%
                                                                ==================================================================
                       Investment income--net ...............       .02%           .07%           .12%           .09%          .20%
                                                                ==================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $35,088        $23,981        $18,405        $21,305       $13,100
                                                                ==================================================================
                       Portfolio turnover ...................     10.96%         18.26%         49.77%         40.08%        51.36%
                                                                ==================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.
++    Amount is less than $.01 per share.

      See Notes to Financial Statements.


        MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004          19

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Natural Resources Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Trust offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Equity securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Trust`s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.


20      MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004

(b) Derivative financial instruments -- The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts -- The Trust may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Trust may purchase and write covered call options and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or greater than the premiums paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Trust are recorded on the ex-dividend dates.

(h) Securities lending -- The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of


        MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004          21

[LOGO] Merrill Lynch Investment Managers any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $688,758 has been reclassified between paid-in capital in excess of par and accumulated net investment loss and $35,238 has been reclassified between accumulated net investment loss and accumulated net realized capital losses on investments and foreign currency transactions as a result of permanent differences attributable to net operating losses and foreign currency transactions. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee of .60%, on an annual basis, of the average daily value of the Trust's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Trust. There is no increase in the aggregate fees paid by the Trust for these services.

Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A ................................              .25%               --
Class B ................................              .25%              .75%
Class C ................................              .25%              .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................              $  7,913              $105,433
Class I ............................              $    117              $  1,293
--------------------------------------------------------------------------------

For the year ended July 31, 2004, MLPF&S received contingent deferred sales charges of $38,365 and $5,626 relating to transactions in Class B and C Shares, respectively.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM or in registered money market funds advised by MLIM or its affiliates. For the year ended July 31, 2004, MLIM received $4,009 in securities lending agent fees.


22      MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004

In addition, MLPF&S received $3,103 in commissions on the execution of portfolio security transactions for the Trust for the year ended July 31, 2004.

For the year ended July 31, 2004, the Trust reimbursed MLIM $2,938 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2004 were $20,431,461 and $14,998,854, respectively.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $15,860,656 and $(3,305,952) for the years ended July 31, 2004 and July 31, 2003, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2004                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            324,260        $  8,175,586
Automatic conversion of shares .........            103,263           2,585,349
                                                 ------------------------------
Total issued ...........................            427,523          10,760,935
Shares redeemed ........................           (425,000)        (10,666,609)
                                                 ------------------------------
Net increase ...........................              2,523        $     94,326
                                                 ==============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2003                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            138,975        $  2,830,429
Automatic conversion of shares .........            143,849           2,707,556
                                                 ------------------------------
Total issued ...........................            282,824           5,537,985
Shares redeemed ........................           (524,605)        (10,249,796)
                                                 ------------------------------
Net decrease ...........................           (241,781)       $ (4,711,811)
                                                 ==============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2004                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            532,342        $ 12,913,698
Automatic conversion of shares .........           (106,535)         (2,585,349)
Shares redeemed ........................           (319,871)         (7,865,434)
                                                 ------------------------------
Net increase ...........................            105,936        $  2,462,915
                                                 ==============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2003                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            236,318        $  4,638,243
Automatic conversion of shares .........           (147,051)         (2,707,556)
Shares redeemed ........................           (295,500)         (5,621,269)
                                                 ------------------------------
Net decrease ...........................           (206,233)       $ (3,690,582)
                                                 ==============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2004                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            628,770        $ 15,197,001
Shares redeemed ........................           (133,486)         (3,272,094)
                                                 ------------------------------
Net increase ...........................            495,284        $ 11,924,907
                                                 ==============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2003                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            271,682        $  5,328,467
Shares redeemed ........................           (149,667)         (2,818,647)
                                                 ------------------------------
Net increase ...........................            122,015        $  2,509,820
                                                 ==============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2004                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            520,684        $ 12,506,335
Shares redeemed ........................           (448,673)        (11,127,827)
                                                 ------------------------------
Net increase ...........................             72,011        $  1,378,508
                                                 ==============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2003                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            827,251        $ 16,611,867
Shares redeemed ........................           (702,107)        (14,025,246)
                                                 ------------------------------
Net increase ...........................            125,144        $  2,586,621
                                                 ==============================


        MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004          23

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

The Trust, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Trust did not borrow under the credit agreement during the year ended July 31, 2004.

6. Commitments:

At July 31, 2004, the Trust had entered into foreign exchange contracts under which it had agreed to purchase foreign currency with an approximate value of $143,000.

7. Distributions to Shareholders:

As of July 31, 2004, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net ......................        $         --
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................                  --
Capital loss carryforward ...............................          (7,908,454)*
Unrealized gains--net ...................................          64,854,371**
                                                                 ------------
Total accumulated earnings--net .........................        $ 56,945,917
                                                                 ============

* On July 31, 2004, the Trust had a net capital loss carryforward of $7,908,454, of which $3,030,200 expires in 2008 and $4,878,254 expires in
      2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts and the deferral of post-October currency losses for tax purposes.


24      MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Merrill Lynch Natural Resources Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Natural Resources Trust as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Natural Resources Trust as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 17, 2004


        MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004          25

[LOGO] Merrill Lynch Investment Managers

Officers and Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Trust        Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   125 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             160 Portfolios
            08543-9011     Trustee      and      ("FAM")--Advised Funds since 1999; Chairman
            Age: 63                     1985 to  (Americas Region) of MLIM from 2000 to 2002;
                                        present  Executive Vice President of FAM and MLIM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of FAM
                                                 Distributors, Inc. ("FAMD") from 1986 to 2002 and
                                                 Director thereof from 1991 to 2002; Executive Vice
                                                 President and Director of Princeton Services, Inc.
                                                 ("Princeton Services") from 1993 to 2002; President
                                                 of Princeton Administrators, L.P. from 1989 to 2002;
                                                 Director of Financial Data Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Trust based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Trust President, Mr. Glenn serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Trustee      2002 to  General Partner of The Burton Partnership, Limited    23 Funds        ITC Delta-
Burton      Princeton, NJ               present  Partnership (an Investment Partnership) since 1979;   36 Portfolios   Com, Inc.;
            08543-9095                           Managing General Partner of The South Atlantic                        ITC Holding
            Age: 60                              Venture Funds since 1983; Member of the Investment                    Company,
                                                 Advisory Council of the Florida State Board of                        Inc.;
                                                 Administration since 2001.                                            Knology,
                                                                                                                       Inc.; Main-
                                                                                                                       Ban corp,
                                                                                                                       N.A.; Pri-
                                                                                                                       Care, Inc.;
                                                                                                                       Sumbion,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
M. Colyer   P.O. Box 9095  Trustee      1985 to  James R. Williston Professor of Investment            24 Funds        Cambridge
Crum        Princeton, NJ               present  Management Emeritus, Harvard Business                 37 Portfolios   Bancorp
            08543-9095                           School since 1996; James R. Williston Professor
            Age: 72                              of Investment Management, Harvard Business
                                                 School from 1971 to 1996; Director of
                                                 Cambridge Bancorp.
------------------------------------------------------------------------------------------------------------------------------------
Laurie      P.O. Box 9095  Trustee      1999 to  Professor of Finance and Economics, Graduate          23 Funds        None
Simon       Princeton, NJ               present  School of Business, Columbia University since         36 Portfolios
Hodrick     08543-9095                           1998; Associate Professor of Finance and
            Age: 41                              Economics, Graduate School of Business,
                                                 Columbia University from 1996 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Trustee      2003 to  Consultant with Putnam Investments since 1993 and     23 Funds        None
Walsh       Princeton, NJ               present  employed in various capacities therewith from 1973    36 Portfolios
            08543-9095                           to 1992; Director, the National Audubon Society
            Age: 62                              since 1998; Director, the American Museum of
                                                 Fly Fishing since 1997.
------------------------------------------------------------------------------------------------------------------------------------


26      MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004

Officers and Trustees (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Trust        Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Trustee      1998 to  Managing Director of FGW Associates since 1997;       23 Funds        Watson
Weiss       Princeton, NJ               present  Vice President, Planning, Investment and Devel-       36 Portfolios   Pharma-
            08543-9095                           opment of Warner Lambert Co. from 1979 to 1997;                       ceuticals,
            Age: 62                              since 2000; Director of Michael J. Fox Foundation for                 Inc.
                                                 Parkinson's Research; Director of BTG International,
                                                 PLC (a global technology commercialization company)
                                                 since 2001.
            ------------------------------------------------------------------------------------------------------------------------
            * The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Trust        Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and          1999 to  President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 44        Treasurer    present
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior Vice  1999 to  President of MLIM and member of the Executive Management Committee of ML & Co.,
Doll, Jr.   Princeton, NJ  President    present  Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager of
            08543-9011                           MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds, Inc.
            Age: 49                              from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive
                                                 Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Robert M.   P.O. Box 9011  Vice         1997 to  Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997
Shearer     Princeton, NJ  President    present  to 2000.
            08543-9011
            Age: 49
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2003 to  First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM from
Gillespie   Princeton, NJ               present  2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney associated with
            08543-9011                           MLIM since 1998.
            Age: 40
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Trust serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
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

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


        MERRILL LYNCH NATURAL RESOURCES TRUST          JULY 31, 2004          27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Trust voted proxies relating to securities held in the Trust's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Natural Resources Trust
Box 9011
Princeton, NJ
08543-9011

                                                                  #10303 -- 7/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie Simon Hodrick, (4) David H. Walsh and (5) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
         Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

         M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending July 31, 2004 - $25,600
                                  Fiscal Year Ending July 31, 2003 - $25,000

         (b) Audit-Related Fees - Fiscal Year Ending July 31, 2004 - $0
                                  Fiscal Year Ending July 31, 2003 - $0

         (c) Tax Fees -           Fiscal Year Ending July 31, 2004 - $5,800
                                  Fiscal Year Ending July 31, 2003 - $5,400

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending July 31, 2004 - $0
                                  Fiscal Year Ending July 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending July 31, 2004 - $15,735,706
             Fiscal Year Ending July 31, 2003 - $18,108,889

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Natural Resources Trust


By: /s/ Terry K. Glenn
    -----------------------
    Terry K. Glenn,
    President of
    Merrill Lynch Natural Resources Trust

Date: September 17, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Terry K. Glenn
    -----------------------
    Terry K. Glenn,
    President of
    Merrill Lynch Natural Resources Trust

Date: September 17, 2004


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Natural Resources Trust

Date: September 17, 2004